Exhibit 21 Subsidiary Name Jurisdiction E-5 Ameriprise Advisor Capital, LLC DE Ameriprise Advisory Management, LLC DE Ameriprise Capital Trust I DE Ameriprise Capital Trust II DE Ameriprise Capital Trust III DE Ameriprise Capital Trust IV DE Ameriprise Captive Insurance Company VT Ameriprise Certificate Company DE Investors Syndicate Development Corporation NV Ameriprise Holdings, Inc. DE 201 Eleventh Street South, LLC MN Ameriprise India Private Limited India Ameriprise India Insurance Brokers Services Private Limited India Ameriprise National Trust Bank Federal Ameriprise Trust Company MN AMPF Holding Corporation MI Ameriprise Advisory Management, LLC DE American Enterprise Investment Services Inc. MN Ameriprise Financial Services, Inc. DE AMPF Property Corporation MI AMPF Realty Corporation MI Columbia Management Investment Advisers, LLC MN Advisory Capital Strategies Group Inc. MN Emerging Global Advisors, LLC DE Columbia Wanger Asset Management, LLC DE GA Legacy, LLC DE J. & W. Seligman & Co. Incorporated DE Columbia Management Investment Distributors, Inc. DE Seligman Partners, LLC DE RiverSource CDO Seed Investments, LLC MN Columbia Management Investment Services Corp. MN IDS Property Casualty Insurance Company WI Ameriprise Auto & Home Insurance Agency, Inc. WI Ameriprise Insurance Company WI RiverSource Distributors, Inc. DE RiverSource Life Insurance Company MN RiverSource REO 1, LLC MN RiverSource Life Insurance Co. of New York NY RiverSource NY REO, LLC NY RiverSource Tax Advantaged Investments, Inc. DE AEXP Affordable Housing Portfolio LLC DE Ameriprise International Holdings GmbH Switzerland Ameriprise Asset Management Holdings GmbH Switzerland Ameriprise Asset Management Holdings Singapore (Pte.) Ltd. Singapore Ameriprise Asset Management Holdings Hong Kong Limited Hong Kong Threadneedle Portfolio Services Hong Kong Limited Hong Kong Threadneedle Asset Management Malaysia Sdn Bhd. Malaysia Threadneedle Investments Singapore (Pte.) Ltd. Singapore Threadneedle Investments Taiwan Ltd. Taiwan Ameriprise Holdings Singapore (Pte.) Limited Singapore Threadneedle EMEA Holdings 1, LLC MN Threadneedle Asset Management Holdings Sàrl Luxembourg CTM Holdings Limited Malta

Exhibit 21 Subsidiary Name Jurisdiction E-6 Columbia Threadneedle Investments (ME) Limited Dubai TAM Investment Limited England Threadneedle International Investments GmbH Switzerland Threadneedle Management Luxembourg S.A. Luxembourg Threadneedle Holdings Limited England TAM UK Holdings Limited England Threadneedle Asset Management Holdings Limited England Columbia Threadneedle Foundation England TC Financing Limited England Threadneedle Asset Management Limited England Threadneedle Investment Services Limited England Threadneedle Asset Management (Nominees) Limited England ADT Nominees Limited England Convivo Asset Management Limited England Sackville TIPP Property (GP) Limited England Threadneedle Investment Advisors Limited England Threadneedle Portfolio Managers Limited England Threadneedle Asset Management Finance Limited England TMS Investment Limited Jersey Threadneedle International Fund Management Limited England Threadneedle International Limited England Threadneedle Investments (Channel Islands) Limited Jersey Threadneedle Investments Limited England Threadneedle Management Services Limited England Threadneedle Capital Management Limited England Threadneedle Pension Trustees Limited England Threadneedle Securities Limited England Threadneedle Navigator Isa Manager Limited England Threadneedle Pensions Limited England Sackville (TPEN) England Threadneedle Portfolio Services Limited England Threadneedle Portfolio Services AG Switzerland Threadneedle Unit Trust Manager Limited England Threadneedle Property Investments Limited England Sackville LCW (GP) Limited England Sackville LCW Sub LP 1 (GP) Limited England Sackville LCW Nominee 1 Limited England Sackville LCW Nominee 2 Limited England Sackville Property (GP) Limited England Sackville Property (GP) Nominee 1 Limited England Sackville Property (GP) Nominee 2 Limited England Sackville Property Hayes (Jersey GP) Limited Jersey Sackville UKPEC6 Hayes Nominee 1 Limited Jersey Sackville UKPEC6 Hayes Nominee 2 Limited Jersey Sackville Property St James (Jersey GP) Limited Jersey Sackville UKPEC9 St James Nominee 1 Limited Jersey Sackville UKPEC9 St James Nominee 2 Limited Jersey Sackville Property Tower (Jersey GP) Limited Jersey Sackville UKPEC7 Tower Nominee 1 Limited Jersey Sackville UKPEC7 Tower Nominee 2 Limited Jersey Sackville Property Victoria (Jersey GP) Limited Jersey Sackville UKPEC8 Victoria Nominee 1 Limited Jersey Sackville UKPEC8 Victoria Nominee 2 Limited Jersey Sackville SPF IV Property (GP) Limited England

Exhibit 21 Subsidiary Name Jurisdiction E-7 Sackville SPF IV (GP) No.1 Limited England Sackville SPF IV Property Nominee (1) Limited England Sackville SPF IV Property Nominee (2) Limited England Sackville SPF IV (GP) No.2 Limited England Sackville SPF IV Property Nominee (3) Limited England Sackville SPF IV Property Nominee (4) Limited England Sackville SPF IV (GP) No.3 Limited England Sackville SPF IV Property Nominee (5) Limited England Sackville SPF IV Property Nominee (6) Limited England Sackville Tandem Property (GP) Limited England Sackville Tandem Property Nominee Limited England Sackville TPEN Property (GP) Limited England Sackville TPEN Property Nominee (2) Limited England Sackville TPEN Property Nominee Limited England Sackville TSP Property (GP) Limited England Sackville TSP Property Nominee Limited England Sackville UK Property Select II (GP) Limited England Sackville UK Property Select II (GP) No.1 Limited England Sackville UK Property Select II Nominee (1) Limited England Sackville UK Property Select II (GP) No.2 Limited England Sackville UK Property Select II Nominee (2) Limited England Sackville UK Property Select II (GP) No.3 Limited England Sackville UK Property Select II Nominee (3) Limited England Sackville UKPEC1 Leeds (GP) Limited England Sackville UKPEC1 Leeds Nominee 1 Limited England Sackville UKPEC1 Leeds Nominee 2 Limited England Sackville UKPEC2 Galahad (GP) Limited England Sackville UKPEC2 Galahad Nominee 1 Limited England Sackville UKPEC2 Galahad Nominee 2 Limited England Sackville UKPEC3 Croxley (GP) Limited England Sackville UKPEC3 Croxley Nominee 1 Limited England Sackville UKPEC3 Croxley Nominee 2 Limited England Sackville UKPEC4 Brentford (GP) Limited England Sackville UKPEC4 Brentford Nominee 1 Limited England Sackville UKPEC4 Brentford Nominee 2 Limited England Sackville UKPEC5 Kensington (GP) Limited England Sackville UKPEC5 Kensington Nominee 1 Limited England Sackville UKPEC5 Kensington Nominee 2 Limited England Threadneedle UK Property Equity Club PCC Jersey